T. ROWE PRICE
--------------------------------------------------------------------------------
 International Funds, Inc.
      Emerging Markets Stock Fund
      Global Stock Fund

 Supplement to prospectus dated March 1, 1999
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 Effective November 1, 1999, footnotes (b), (c), and (d) to Table 3 of the prospectus will be revised with the following to reflect the extension of the funds' expense ratio limitations:

 /b/Price-Fleming is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to Price-Fleming by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

               Fund           Limitation Period  Expense Ratio Limitation  Reimbursement Date

       Emerging Markets       11/1/99-10/31/01            1.75%                 10/31/03
       Stock
                              -----------------------------------------------------------------
       Global Stock           11/1/99-10/31/01            1.20%                 10/31/03
                              -----------------------------------------------------------------
       International
       Growth & Income        12/1/98-10/31/00            1.25%                 10/31/02


 /c/The Emerging Markets Stock Fund operated under a 1.75% expense ratio limitation that expired on October 31, 1998. Effective November 1, 1998, Price-Fleming agreed to extend the expense limitation for a period of one year through October 31, 1999. Fees waived or expenses assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.75%. However, no reimbursement will be made after October 31, 2000 (for the first agreement); or after October 31, 2001 (for the second agreement); or if it would result in the expense ratio exceeding 1.75%.

 /d/The Global Stock Fund previously operated under a 1.20% limitation that expired October 31, 1999. The reimbursement period for this limitation extends through October 31, 2001.



 The date of this supplement is November 1, 1999.

                                                                       C01-041
11/1/99